SECURITY AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2005

THE TJX COMPANIES, INC.

(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	44-2207613

(State or other jurisdiction of incorporation)	(Common File Number)	(I.R.S. employer identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)

(508) 390-1000
Registrant’s Telephone Number (including area code)

N/A
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 10, 2005 The TJX Companies, Inc. amended the 364-Day Revolving Credit Agreement dated as of March 26, 2002, as amended, among The TJX Companies, Inc., as borrower, the financial institutions party thereto, as lenders, The Bank of New York, as administrative agent, JPMorgan Chase Bank and Bank of America, N.A., as syndication agents, and Key Bank and Union Bank of California, as documentation agents. Pursuant to the amendment, effective as of March 17, 2005, the Revolving Loan Termination Date is extended from March 17, 2005 to July 15, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed herewith:

Exhibit Number	Title

10.1	Amendment No. 5 to 364-Day Revolving Credit Agreement dated March 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial Officer

Dated: March 15, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 5 to 364-Day Revolving Credit Agreement dated March 10, 2005.

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